Mosaic Equity Trust
Investors Fund
Balanced Fund
Mid-Cap Growth Fund*

SEMIANNUAL REPORT
June 30, 1997 (Unaudited)
*Interim Report

Mosaic Funds

Mosaic Equity Trust
Letter to Shareholders
June 30, 1997


Dear Shareholder:

We are pleased with the results we have to report for the period ending June 30, 1997 for our three domestic equity funds: Mosaic Investors Fund, Mosaic Balanced Fund, and Mosaic Mid-Cap Growth Fund. It has been an exciting period for the market, with the major domestic indices hitting new highs. It has also been an exciting period for us, as we launched our new name and realigned our funds under the Mosaic banner. You'll see that this report includes expanded information on your funds. Please give us a call if you have any questions or suggestions. Our customer service account executives are available at 1-888-670-3600.

Period in Review
While U.S. equities continued to produce stellar returns for the first half of 1997, results were generally better for big companies compared to medium and smaller companies. For this period, the S&P 500 (a larger company stock index) produced a 20.6% total return while the Russell 2000 (a smaller company stock index) had a return of 10.2%.

During the early weeks of 1997 the stock market continued to move higher in a very orderly fashion. However, after reaching then record levels in mid-February, the markets began to retreat as investors feared weaker corporate earnings and higher interest rates. From mid-February until early April the stock market moved lower by nearly 10%, erasing prior gains. The correction proved short-lived. Companies began reporting earnings at levels better than expected and interest rates actually declined due to low inflation. Higher earnings and lower interest rates are positive news for stocks, and the markets have been on a tear since mid-April, routinely achieving new highs.

Portfolio Review
Although well diversified across economic sectors, an emphasis on financial and consumer companies contributed the most to investment results. We have emphasized these sectors, as well as health care and technology, because they include companies with strong fundamental characteristics. These characteristics include high operating margins and return on equity, strong earnings growth and high quality balance sheets, with relatively low stock market valuations. The combination of these attributes is a recipe for continued, long-term success.


Mosaic Investors
For the six-month period ended June 30, 1997, Mosaic Investors continued to produce solid results. Mosaic Investors Fund achieved a total return of 14.5% for the six-month period. That return positioned the fund in the top 4% of funds in its Morningstar category for this period. Results were positively influenced by the defensive holdings within the portfolio, such as the financial and consumer stocks. Some examples of stocks that were added during this period include Abbott Laboratories, American Express, Compaq Computer, MGIC Investment, and McDonald's.


Top Ten Holdings
                      % of assets
Norwest                   4.1%
Pitney Bowes              4.1%
Schering-Plough           4.1%
Wal-Mart                  3.8%
Nabisco Holdings          3.6%
Kimberly-Clark            3.6%
MGIC Investment           3.6%
Intel                     3.6%
Pep Boys                  3.6%
Morton International      3.5%

Fund-at-a-Glance
Objective: Mosaic Investors seeks long-term growth through investments in large, growing companies.
Assets:  $22.5 million
Date of Inception: November 1, 1978
Ticker: MINVX

Mosaic Balanced
Mosaic Balanced Fund returned 10.6% for the six-month period, which placed it in the top 40% of funds it its Morningstar category for that period. In early 1997, we strategically took profits in selected stocks and reinvested the proceeds in bonds to enhance the income component of the portfolio as well as to reduce the overall risk of the portfolio. The stock side of Mosaic Balanced parallels the holdings of Mosaic Investors, with the same positive results from the defensive holdings, including financial and consumer stocks.


Top Holdings
                                           % of assets
Top Five Stock Holdings (61.6%)
Norwest                                       2.8%
Schering-Plough                               2.6%
Pep Boys                                      2.6%
Pitney Bowes                                  2.6%
McDonald's                                    2.5%

Top Five Fixed-Income Holdings (30.9%)
U.S. Treasury Notes 5.625%, Due 01-31-98      4.4%
U.S. Treasury Notes 6.250%, Due 05-31-00      3.8%
U.S. Treasury Notes 5.625%. Due 02-28-01      3.6%
U.S. Treasury Notes 5.875%, Due 10-31-98      2.6%
U.S. Treasury Notes 5.875%, Due 02-15-04      2.5%

Fund-at-a-Glance
Objective: Mosaic Balanced seeks to provide substantial current dividend income while providing opportunity for capital appreciation by investing in a combination of mid-to-large companies and bonds.
Assets: $16.5 million
Date of Inception: December 18,1986
Ticker: BHBFX


Mosaic Mid-Cap Growth
As discussed above, those portfolios that invest in small and medium sized companies encountered a relatively more difficult market environment during the past six months. Mosaic Mid-Cap Growth fund was no exception, showing a return of 6.8% for the first half of 1997, although the fund returned 15.03% for the three months following its Annual Report dated March 31, 1997. For the past several months we have worked to gradually restructure the portfolio to invest primarily in medium-sized companies to provide more stability. In the past, we emphasized extremely small companies which added to the volatility of the investment results. While we are still looking for companies exhibiting rapid earnings growth, we now emphasize medium-sized companies in the portfolio, along with a limited number of select smaller companies. Recent purchases for the portfolio include Denstply International, Express Scripts, Fiserv, and United Asset Management.

Top Holdings
                  % of assets
Equifax                5.2%
LaQuinta Inns          4.6%
Pep Boys               4.4%
HealthCare Compare     4.3%
Green Tree Financial   4.3%
Officemax              4.0%
Franklin Resources     3.9%
Intimate Brands        3.8%
Morton International   3.8%
Dentsply International 3.8%

Fund-at-a-Glance
Objective: Mosaic Mid-Cap Growth seeks long-term capital appreciation through the investment in small-to-mid sized companies.
Assets: $11.3 million
Date of Inception: July 21, 1983
Ticker: GTSGX


We are pleased with the progress that has been made to implement strategies that will continue to serve you well. We thank you for your continued confidence in the Mosaic Funds.

Sincerely,

(signature)

Jay Sekelsky, CFA
Vice President and Portfolio Manager

Investors Fund
Portfolio of Investments - June 30, 1997
(Unaudited)


Number of Shares  Value

COMMON STOCKS:  89.6% of net assets

BASIC INDUSTRY: 3.5%
    Morton International, Inc.        26,350 $ 795,440

CONSUMER PRODUCTS - CYCLICAL: 12.6%
    Eastman Kodak Company              9,400   721,450
    McDonald's Corporation            16,000   773,000
    Pitney Bowes, Inc.                13,250   920,875
    Telecommunications, Inc.*         29,700   441,787

CONSUMER PRODUCTS - FOOD & BEVERAGE: 9.6%
    Conagra, Inc.                      9,900   634,838
    Dole Food Company                 16,700   713,925
    Nabisco Holdings Corporation      20,450   815,444

CONSUMER PRODUCTS - HOUSEHOLD PRODUCTS/OTHER: 3.6%
    Kimberly-Clark Corporation        16,350   813,413

CONSUMER PRODUCTS - RETAIL: 7.4%
    Pep Boys - Manny, Moe & Jack      23,800   810,688
    Wal-Mart Stores, Inc.             25,500   862,219

FINANCIAL - BANKS:  4.1%
    Norwest Corporation               16,650   936,562

FINANCIAL - INSURANCE: 3.6%
    MGIC Investment Corporation       16,950   812,541

FINANCIAL - SERVICES: 9.1%
    American Express Company           9,350   696,575
    Federal Home Loan
      Mortgage Corporation            19,450   668,593
    Green Tree Financial Corporation  19,450   692,906

HEALTHCARE - DRUGS: 7.4%
    Abbot Laboratories                11,150   744,262
    Schering-Plough Corporation       19,200   919,200

HEALTHCARE - HOSPITALS/OTHER: 5.9%
    Columbia/HCA Healthcare Corp      16,275   639,811
    Dentsply International, Inc.      13,950   683,550

INDUSTRIAL: 1.2%
    General Electric Company           4,000   261,500

TECHNOLOGY - HARDWARE:  12.4%
    Cabletron Systems, Inc.*          16,750   474,234
    Cisco Systems, Inc.*               3,000   201,375
    Compaq Computer Corporation*       6,200   615,350
    Hewlett-Packard Company           13,800   772,800
    Seagate Technology, Inc.*         20,950   737,178

TECHNOLOGY - SEMICONDUCTOR/ELECTRONICS: 3.6%
    Intel Corporation                  5,725   811,877

TECHNOLOGY - SOFTWARE:  3.1%
    Computer Associates Intl, Inc.    12,600   701,663

UTILITIES: 2.5%
    Bell Atlantic Corporation          7,450   565,269

     TOTAL COMMON STOCKS
  (Cost $16,206,048)                       $20,238,325


SHORT TERM INVESTMENTS:  9.0% of net assets

    REPURCHASE AGREEMENT
  With Donaldson, Lufkin & Jenrette Securities
  Corporation issued 6/30/97 at 5.75%, due 7/1/97, collateralized by $2,109,763 in United States
  Treasury Notes due 8/31/00. Total proceeds at maturity are $2,027,323.76. (Cost $2,027,000) $2,027,000

    TOTAL INVESTMENTS
  (Cost $18,233,048)                           $22,265,325

CASH, RECEIVABLES AND OTHER ASSETS, NET OF
 LIABILITIES: 1.4%                                $308,469

NET ASSETS: 100%                               $22,573,794


*Non-income producing


The Notes to Financial Statements are an integral part of these statements.

Balanced Fund
Portfolio of Investments - June 30, 1997 (Unaudited)


Number of Shares  Value

COMMON STOCKS:  61.6% of net assets

BASIC INDUSTRY: 2.3%
    Morton International, Inc.                 12,750   $384,891

CONSUMER PRODUCTS - CYCLICAL: 8.3%
    Eastman Kodak Company                        4,275   328,106
McDonald's Corporation                           8,450   408,241
Pitney Bowes, Inc.                               6,150   427,425
Telecommunications, Inc.*                       15,650   232,793

CONSUMER PRODUCTS - FOOD & BEVERAGE: 6.1%
Conagra, Inc.                                    4,425   283,753
Dole Food Company                                7,700   329,175
Nabisco Holdings Corporation                     9,850   392,768

CONSUMER PRODUCTS - HOUSEHOLD PRODUCTS/OTHER: 2.4%
    Kimberly-Clark Corporation                   7,900   393,025

CONSUMER PRODUCTS - RETAIL: 4.9%
    Pep Boys-Manny, Moe & Jack                  12,550   427,484
Wal-Mart Stores, Inc.                           11,350   383,772

ENERGY: 2.3%
    Amoco Corporation                            2,000   173,875
Williams Companies, Inc.                         4,569   199,894

FINANCIAL - BANKS: 2.8%
    Norwest Corporation                          8,100   455,625

FINANCIAL - INSURANCE: 2.2%
    MGIC Investment Corporation                  7,450   357,134

FINANCIAL - SERVICES: 6.0%
    American Express Company                     4,500   335,250
    Federal Home Loan
      Mortgage Corporation                       9,400   323,125
    Green Tree Financial Corporation             9,400   334,875

HEALTHCARE - DRUGS: 5.6%
    Abbot Laboratories                           5,000   333,750
    Pfizer, Inc.                                 1,400   167,300
    Schering-Plough Corporation                  9,000   430,875

HEALTH CARE - HOSPITALS/OTHER: 3.7%
    Columbia/HCA Healthcare Corporation          7,300   286,981
Dentsply International, Inc.                     6,500   318,500

TECHNOLOGY - HARDWARE: 7.2%
    Cabletron System, Inc.*                      7,800   220,838
Compaq Computer Corporation*                     2,950   292,788
Hewlett-Packard Company                          6,050   338,800
Seagate Technology, Inc.*                        9,800   344,839

TECHNOLOGY - SEMICONDUCTOR/ELECTRONICS: 2.4%
    Intel Corporation                             2,775  393,530

TECHNOLOGY - SOFTWARE: 2.2%
    Computer Associates International, Inc.     6,700   $373,106

UTILITIES: 3.1%
    Bell Atlantic Corporation                    3,500   265,563
SBC Communications, Inc.                         3,962   245,148

TOTAL COMMON STOCKS (Cost $7,952,594)                $10,183,229

DEBT INSTRUMENTS: 29.7% of net assets
    Columbia/HCA, 6.91%, 6/15/05              195,000   $193,050
Disney Global Bond, 6.75%, 3/30/06             275,000   271,906
Ford Motor Credit Corporation, 7.75%, 3/15/05  205,000   212,944
International Leasing Finance Corporation,
    8.375%, 12/15/04                             75,000   80,719
Kohl's Corporation, 6.7%, 2/1/06               230,000   223,100
Marshall & Ilsley, 6.375%, 7/15/03              100,000   97,250
Merrill Lynch, 7.375%, 5/15/06                   50,000   51,000
Morgan Stanley Group, Inc., 6.875%, 3/1/07      225,000  222,187
Norwest Corporation, 6.625%, 3/15/03             90,000   89,438
Seagate Technology, Inc., 7.37%, 3/1/07         275,000  273,968
US Treasury Note, 5.625%, 1/31/98              725,000   725,015
US Treasury Note, 5.875%, 10/31/98             425,000   424,605
US Treasury Note, 6.25%, 5/31/00               625,000   625,444
US Treasury Note, 5.25%, 1/31/01               250,000   242,000
US Treasury Note, 5.625%, 2/28/01              600,000   586,902
US Treasury Note, 5.875%, 2/15/04              425,000   412,178
US Treasury Note, 6.5%, 8/15/05                175,000   174,546

TOTAL DEBT INSTRUMENTS (Cost $4,901,214)              $4,906,252

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.2%
    Federal National Mortgage Association,
    6.75%, 5/25/19, (Cost $198,312)            200,000  $197,138

SHORT TERM INVESTMENTS: 6.8% of net assets

    REPURCHASE AGREEMENT
    With Donaldson, Lufkin & Jenrette Securities Corporation issued 6/30/97 at 5.75%, due 7/1/97, collateralized by $1,164,689 in United
States Treasury Notes due 8/31/00. Proceeds at maturity are
$1,119,178.73. (Cost $1,119,000)                      $1,119,000

    TOTAL INVESTMENTS (Cost $14,171,120)             $16,405,619

CASH, RECEIVABLES AND OTHER ASSETS, NET OF
     LIABILITIES: 0.7%                                  $126,669

NET ASSETS: 100%                                     $16,532,288

*Non-income producing


The Notes to Financial Statements are an integral part of these statements.

Mid-Cap Growth Fund
Portfolio of Investments - June 30, 1997 (Unaudited)


Number of Shares  Value

COMMON STOCKS:  101.4% of net assets

BASIC INDUSTRY: 3.8%
     Morton International, Inc.               14,400  $434,700

CONSUMER PRODUCTS - CYCLICAL: 16.7%
    Callaway Golf Company                     10,350   367,425
    Clayton Homes, Inc.                       20,050   285,712
    LaQuinta Inns, Inc.                       23,775   520,078
    Tommy Hilfiger Corporation                 9,200   369,725
    Unitog Company                            13,100   352,063

CONSUMER STAPLES - FOOD & BEVERAGE: 7.7%
    Dole Food Company, Inc.                   12,000   513,000
    Richfood Holdings, Inc.                   14,100   366,600

CONSUMER STAPLES - RETAIL: 12.2%
    Intimate Brand, Inc.                      20,750   435,750
    Officemax, Inc.*                          31,150   449,728
    Pep Boys - Manny, Moe & Jack              14,750   502,422

FINANCIAL - INSURANCE:  7.1%
    Allied Group, Inc.                         8,550   324,900
    MGIC Investment Corporation               10,000   479,375

FINANCIAL - SERVICES: 16.3%
    Equifax, Inc.                             15,800   587,562
    Franklin Resources, Inc.                   6,050   439,003
    Green Tree Financial Corporation          13,600   484,500
    United Asset Management Corporation       12,100   342,581

HEALTHCARE - DRUGS: 3.6%
    Watson Pharmaceutical, Inc.*               9,700   409,219

HEALTHCARE - HOSPITALS/OTHER: 15.0%
    Dentsply International, Inc.               8,750   428,203
    Express Scripts, Inc.*                     9,100   378,219
    HealthCare Compare Coporation*             9,400   492,913
    Sybron International Corporation          10,300   410,712

TECHNOLOGY - HARDWARE: 4.3%
    Cabletron Systems, Inc.*                   7,250  $205,266
    EMC Corporation*                           7,325   285,675

TECHNOLOGY - SEMICONDUCTOR/ELECTRONICS: 3.1%
    Arrow Electronics, Inc.*                   6,625   351,953

TECHNOLOGY - SOFTWARE: 11.6%
    CFI Proservices, Inc.*                    18,050   331,669
    Fiserv, Inc.*                              7,750   346,813
    IKOS Systems, Inc.*                       16,250   349,375
    IFR Systems, Inc.*                        15,550   287,675

     TOTAL COMMON STOCKS
  (Cost $10,034,337)                               $11,532,816

SHORT TERM INVESTMENTS: 12.5% of net assets

  REPURCHASE AGREEMENT
  With Donaldson, Lufkin & Jenrette Securities Corporation issued 6/30/97 at 5.75%, due 7/1/97, collateralized by $1,475,898 in United
States Treasury Notes, due 8/31/00. Total proceeds at maturity are
$1,418,226.49. (Cost $1,418,000)                    $1,418,000

  TOTAL INVESTMENTS (Cost $11,452,337)             $12,950,816

CASH, RECEIVABLES AND OTHER ASSETS, NET OF
  LIABILITIES: (13.9%)                             $(1,577,296)

NET ASSETS: 100%                                   $11,373,520


*Non-income producing


The Notes to Financial Statements are an integral part of these statements.

Statement of Assets and Liabilities
June 30, 1997 (Unaudited)


                  Mid-Cap Growth Fund  Investors Fund  Balanced Fund

ASSETS
Investments, at cost        $11,452,337    $18,233,048   $14,171,120
Investments, at value (Notes 1 and 2)
  Investment securities     $11,532,816    $20,238,325   $15,286,619
  Repurchase agreement        1,418,000      2,027,000     1,119,000
  Total investments         $12,950,816    $22,265,325   $16,405,619
Cash                                676         27,949        22,521
Receivables
  Investment securities sold          0        857,044       293,975
  Dividends and interest          4,220         21,999       108,960
  Capital shares sold                 0            476           500
Other assets                        144            260         2,374
  Total assets              $12,955,856    $23,173,053   $16,833,949

LIABILITIES
Payables
  Dividends                        $129              0        $5,377
Investment securities purchased 366,436        554,729       266,225
  Accrued professional fees           0         24,557        18,498
  Accrued audit fees                  0          3,513         2,651
  Capital shares redeemed     1,215,747         11,914             0
Other liabilities                    24          4,546         8,910
  Total liabilities          $1,582,336       $599,259      $301,661
NET ASSETS (Note 6)         $11,373,520    $22,573,794   $16,532,288
CAPITAL SHARES OUTSTANDING    1,224,806      1,072,675       878,691
NET ASSET VALUE PER SHARE         $9.28         $21.04        $18.81


 The Notes to Financial Statements are an integral part of these statements.




Statement of Operations
For the periods ended June 30, 1997 (Unaudited)

                      Mid-Cap Growth Fund Investors Fund Balanced Fund Three Months Ended Six Months Ended Six Months Ended
                      June 30, 1997       June 30, 1997    June 30, 1997

INVESTMENT INCOME (Note 1)
Interest income                  $17,278      $60,405      $151,913
Dividend income                   15,493       76,998        41,326
Other income                           0       13,254        13,206
  Total investment income         32,771      150,657       206,445

EXPENSES (Notes 3 and 5)
Investment advisory fees         $21,939      $58,709       $46,747
Transfer agent and admin fees      8,659       11,726        17,429
Securities reg and blue sky fees   3,299          807         2,932
Auditing fees                        953        3,985         4,135
Trustee fees                         750        1,613         1,613
Custodian fees                       383        2,084         2,315
Printing costs                       826        3,216         3,696
Fidelity bond                         70          457           445
Legal fees                           375          891         1,062
Other fees                             0        1,289         3,265
  Total expenses                  37,254       84,777        83,639
NET INVESTMENT INCOME(LOSS)      $(4,483)     $65,880      $122,806

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments $68,970 $1,153,060 $691,511 Change in net unrealized
   appreciation of investments 1,615,952      480,768       228,218
NET GAIN ON INVESTMENTS        1,684,922    1,633,828       919,729
TOTAL INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS  $1,680,439   $1,699,708    $1,042,535


The Notes to Financial Statements are an integral part of these statements.

Statement of Changes in Net Assets

                                     Mid-Cap Growth Fund       Investors Fund           Balanced Fund
                                     Three         Year      Six           Year      Six           Year
                                     Months Ended  Ended     Months Ended  Ended     Months Ended  Ended
                                     June 30, 1997 March     June 30, 1997 December  June 30, 1997 December
                                    (unaudited)    31, 1997  (unaudited)   31, 1996  (unaudited)   31, 1996

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS

Net investment income (loss)         $(4,483)     $(17,803)     $65,880     $149,156     $122,806   $221,615
Net realized gain on investments      68,970     4,734,760    1,153,060    2,420,310      691,511  1,558,337
Net unrealized appreciation
  (depreciation) of investments    1,615,952    (5,199,869)     480,768        5,172      228,218   (146,758)
Total increase (decrease) in net
  assets resulting from operations$1,680,439     $(482,912)  $1,699,708   $2,574,638   $1,042,535 $1,633,194


DISTRIBUTIONS TO SHAREHOLDERS

From net investment income                 0      (15,133)      (65,255)    (153,894)   (154,220)   (221,362)
From net capital gains            (2,002,959)  (9,039,372)     (531,036)  (2,421,537)   (524,108) (1,554,066)
  Total distributions             (2,002,959)  (9,054,505)     (596,291)  (2,575,431)   (678,328) (1,775,428)

CAPITAL SHARE TRANSACTIONS (Note 8)  731,554    3,410,899     8,358,825    1,251,895   5,150,322     303,122

TOTAL INCREASE (DECREASE) IN NET
  ASSETS                             409,034   (6,126,518)    9,462,242    1,251,102   5,514,529     160,888

NET ASSETS
Beginning of period              $10,964,486  $17,091,004   $13,111,552  $11,860,450 $11,017,759 $10,856,871
End of period                    $11,373,520  $10,964,486   $22,573,794  $13,111,552 $16,532,288 $11,017,759

The Notes to Financial Statements are an integral part of these statements.



Financial Highlights
Selected data for a share outstanding throughout each period:

                                                                                               Ratio of
                    Net                                                               Ratio of net
      Net           realized &        Distri-                   Net           Net     expenses investment
      asset  Net    unrealized        butions                   asset         assets  to      income
      value  invest. gain  Total from from netDist.             value         end of  average (loss)     Port.  Average
      begin  income (loss) on invest. invest. fm. cap.Total     end of Total  period  net     to average turnover commn
      period (loss) invest's operat's income  gains   dist'ions period return (1000s) assets  net assets rate rate paid

Mid-Cap Growth Fund -- Fiscal Years Ended March 31
19971 $9.88 $(0.004)  $1.210   $1.206      0 $(1.805) $(1.805) $9.28   15.03% $11,370  0.31%  (0.04)%     24%   $0.0797
19973 20.49  (0.016)  (0.469)  (0.485)(0.018)(10.103) (10.121)  9.88   (5.59)  10,964  1.62   (0.12)      127    0.0729
1996  18.09   0.133    3.621    3.754 (0.115) (1.243)  (1.358) 20.49   21.22   17,091  1.41    0.56        21      --
1995  21.11   0.152    0.190    0.342 (0.152) (3.208)  (3.360) 18.09    2.27   31,590  1.30    0.76         4      --
1994  19.97   0.171    2.125    2.296 (0.170) (0.986)  (1.156) 21.11   11.57   34,931  1.45    0.75         7      --
1993  19.10   0.092    1.031    1.123 (0.121) (0.131)  (0.252) 19.97    5.90   38,911  1.35    0.44        13      --

Investors Fund -- Fiscal Years Ended December 31

19972$19.16  $0.102   $2.676   $2.778$(0.098)$(0.798) $(0.896)$21.04  14.48%  $22,574  0.56%   0.53%     27%5   $0.0800
1996  18.03   0.240    3.910    4.150 (0.250) (4.010)  (4.260) 17.92  23.36    13,112  1.17    1.20       81     0.0800
1995  15.84   0.420    3.450    3.870 (0.420) (1.260)  (1.680) 18.03  24.63    11,860  1.17    2.44       58     0.0819
1994  16.73   0.390    0.260    0.650 (0.390) (1.150)  (1.540) 15.84   4.09    10,009  1.20    2.28       54       --
1993  18.15   0.190    0.340    0.530 (0.190) (1.760)  (1.950) 16.73   3.16    10,207  1.20    1.00       80       --
1992  16.66   0.220    1.590    1.810 (0.220) (0.100)  (0.320) 18.15  10.98     8,878  1.22    1.33       69       --

Balanced Fund -- Fiscal Years Ended December 31

19972$18.09  $0.155   $1.761   $1.916$(0.246)4(0.940) $(1.186)$18.81  10.62%  $16,532  0.73%   1.07%     34%5   $0.0800
1996  22.44   0.500    3.200    3.700 (0.500) (3.610)  (4.110) 22.03  17.00    11,018  1.42    2.06       86     0.0800
1995  20.16   0.750    3.530    4.280 (0.740) (1.260)  (2.000) 22.44  21.51    10,857  1.36    3.36       66     0.0818
1994  22.36   0.720   (0.460)   0.260 (0.720) (1.740)  (2.460) 20.16   1.31    10,588  1.34    3.03       76        --
1993  23.65   0.620    0.370    0.990 (0.620) (1.660)  (2.280) 22.36   4.35    15,107  1.24    2.53       76        --
1992  23.00   0.590    1.300    1.890 (0.600) (0.640)  (1.240) 23.65   8.43    14,706  1.90    2.53       72        --

1 For the three months ended June 30, 1997.
2 For the six months ended June 30, 1997. (All data reflect share price adjustment due to fund merger on June 13, 1997. See Note 1.)
3 For year ended March 31. Effective 7/31/96, the investment advisory services transferred to Madison Investment Advisors, Inc./Bankers Finance Advisors, LLC from Bankers Finance Investment Management Corp. 4 Includes distribution attributable to net investment income from Mosaic Equity Income Fund. See Note 1.)
5 See Note 7.

Mosaic Equity Trust
Notes to Financial Statements
For the periods ended June 30, 1997 (unaudited)

1. Summary of Significant Accounting Policies. Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company act of 1940 as an open-end, diversified investment management company. The Trust offers shares in four separate portfolios which invest in differing securities. The Mid-Cap Growth Fund, formerly known as the Special Growth Portfolio, is invested primarily in smaller "mid-cap" companies that may offer rapid growth potential. The Investors Fund, the surviving economic entity of the merger between Mosaic Equity Trust Investors Fund and Bascom Hill Investors, Inc., which occurred on June 13, 1997, is invested in established companies that may be undervalued or may offer good management and significant growth potential. The Balanced Fund, the surviving economic entity of the merger between Mosaic Equity Trust Equity Income Fund and Bascom Hill BALANCED Fund, Inc., which occurred on June 13, 1997, is invested in a combination of investment grade fixed-income securities and equity securities of established companies. The Worldwide Growth Fund invests primarily in foreign equity securities emphasizing companies that are likely to benefit from the growth of the world's smaller and emerging capital markets. The Worldwide Growth Fund issues separate semi-annual and annual financial reports to shareholders.

Share Price Adjustment Due to Merger: On June 13, 1997, the Balanced Fund shares were adjusted pursuant to the merger as discussed above by the following factors: adjustment to shares, 1.21815703952; adjustment to net asset value per share, 0.8209122203. Similarly, the Investors Fund shares were adjusted as follows: adjustment to shares, 0.93467102193; adjustment to net asset value per share, 1.06989515726.

Fiscal Year: Beginning April 1, 1997, the Trust's fiscal year will end on December 31. The predecessors of the Investors and Balanced Funds had previously maintained December 31 fiscal years and this report represents a full six-month Semi-Annual Report for such funds. With regard to the Mid-Cap Growth Fund, this Interim Report is the first of two financial statements the Trust will provide for its short fiscal year beginning April 1, 1997 and ending December 31, 1997 and serves to adjust the Trust's financial reporting schedule.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price, if available, and if not available such securities are valued at the mean between their bid and asked prices. Other securities, for which current market quotations are not readily available, are valued at their fair value as determined in good faith by the Trustees. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statements and federal income tax purposes. Repurchase agreements are valued at amortized cost which approximates market value.

Investment Income: Interest and other income (if any) is accrued as earned. Dividend income is recorded on the ex-dividend date.

Dividends: Substantially all of the Trust's accumulated net investment income, if any, determined as gross investment income less accrued expenses, is declared as a regular dividend and distributed to shareholders at fiscal year end. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at calendar year end. Additional distributions may be made if necessary.

Income Tax: In accordance with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, all of the taxable income of each portfolio is distributed to its shareholders, and therefore no federal income tax provision is required.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Advisor to the Trust, Madison Investment Advisors, Inc./Bankers Finance Advisors, LLC ("the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of each of the Mid-Cap Growth, Investors and Balanced Funds; the fees are accrued daily and are paid monthly. The Advisory Agreement between the Trust and the Advisor was approved at the special meeting of the Trust's shareholders on July 29, 1996.

The Advisor is responsible for the fees and expenses of trustees who are affiliated with the Advisor and certain promotional expenses. For the six-months ended June 30, 1997, outside trustee fees were $1,613 each for the Investors and Balanced Funds and for the three-months ended June 30, 1997, were $750 for the Mid-Cap Growth Fund.

4. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation are stated as follows as of June 30, 1997:

                Mid-Cap Growth Fund  Investors Fund  Balanced Fund

Aggregate cost    $11,452,337         $18,233,048   $14,171,120
Gross unrealized
   appreciation    $1,618,671          $4,369,233    $2,405,562
Gross unrealized
   depreciation      (120,192)           (336,956)     (171,063)
Net unrealized
   appreciation    $1,498,479          $4,032,277    $2,234,499

5. Other Expenses. The Trust reimburses the Advisor under a Services Agreement for all the Trust's direct expenses, namely fees for blue sky, SEC registration, custody, legal and accounting, printing, insurance and the independent trustees. All remaining support services are provided by the Advisor for a fee equal to 0.25% of average net assets of each particular Trust portfolio up to $10,000,000, which amount generally declines when a portfolio's assets rise above $10,000,000 as follows:
$10,000,001 through $20,000,000, 0.22%; $20,000,001 through $50,000,000,
0.15%; and $50,000,001 through $100,000,000, 0.12%. In addition, pursuant to the Services Agreement, each Fund covered by this Report pays an "activity fee" of 0.05% of average net assets to the Advisor. For the period from June 13, 1997 through December 31, 1997, such direct and other expenses (not including advisory fees) are capped at .40% for the Investors Fund and .55% for the Balanced Fund. For the six-months ended June 30, 1997, such expenses paid by the Investors Fund were $26,068 and by the Balanced Fund were $36,892. For the three months ended June 30, 1997, such expenses paid by the Mid-Cap Growth Fund were $15,315.

6. Net Assets. At June 30, 1997, net assets included the following:

                                    Mid-Cap     Investors    Balanced
                                    Growth Fund Fund         Fund

Net paid in capital on shares of
   beneficial interest              $9,810,554  $17,845,662  $13,808,404
  Undistributed net investment income   (4,483)       8,949            0
  Accumulated net realized gains        68,970      686,906      489,385
  Net unrealized appreciation
    (depreciation) of investments    1,498,479    4,032,277    2,234,499

    Total net assets               $11,373,520  $22,573,794  $16,532,288

7. Investment Transactions. Purchases and sales of securities other than short-term securities were as follows:


                      Mid-Cap Growth Fund Investors Fund Balanced Fund Three Months Ended Six Months Ended Six Months Ended
                      June 30, 1997       June 30, 1997     June 30, 1997

  Purchases            $2,486,888         $4,655,473        $4,031,079
  Sales                 2,768,610          3,687,011         3,692,096

For purposes of determining portfolio turnover, purchases and sales by the funds into which the Investors Fund and Balanced Fund merged on June 13, 1997, and the transfer of securities pursuant to such mergers are not considered.

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

                          Mid-Cap Growth Fund      Investors Fund         Balanced Fund
                         Three         Year      Six           Year      Six           Year
                         Months Ended  Ended     Months Ended  Ended     Months Ended  Ended
                         June 30, 1997 March     June 30, 1997 December  June 30, 1997 December
                        (unaudited)    31, 1997  (unaudited)   31, 1996  (unaudited)   31, 1996
In Dollars
Shares sold             $10,618,800  $31,470,896    $419,422   $717,580     $183,359   $190,147
Additional shares in
  connection with
  merged funds             --             --       8,167,826       --      5,629,050        --
Shares issued in
  reinvestment of
  dividends               1,960,688    8,494,283     560,427  2,404,639      645,179  1,699,086
Total shares issued      12,579,488   39,965,179   9,147,675  3,122,219    6,457,588  1,889,233
Shares redeemed         (11,847,934) (36,554,280)   (788,850)(1,870,324)  (1,307,266)(1,586,111)
Net increase               $731,554   $3,410,899  $8,358,825 $1,251,895   $5,150,32    $303,122

In Shares
Shares sold                 484,895    2,675,134      22,749     63,002       8,103       7,944
Additional shares in
  connection with
  merged funds                --           --        381,143        --      295,059         --
Shares issued in
  reinvestment of dividends243,867       693,789      28,205    132,406      28,402      75,908
Total shares issued        728,762     3,368,923     432,097    195,408     331,564      83,852
Shares redeemed           (415,100)   (3,093,601)    (41,972)   (95,706)    (57,367)    (67,635)
Net increase               313,662       275,322     390,125     99,702     274,197      16,217

Mosaic Equity Trust
Special Vote Information
June 30, 1997 (Unaudited)

On May 28, 1997, Annual Meetings of Shareholders of Bascom Hill Investors, Inc. and Bascom Hill BALANCED Fund, Inc. were held at 4:00 p.m. in Madison, Wisconsin. The shareholders of each respective fund were requested to vote on the merger of their fund with Mosaic Equity Trust Investors Fund and Equity Income Fund, respectively, in accordance with the applicable Prospectus/Proxy Statement dated May 1, 1997. Of the 741,199.383 outstanding shares of Bascom Hill Investors, Inc., 430,831.055 voted in favor of the merger (58.13%), 8.13% in excess of the amount required to approve the merger. Of the 464,095.648 outstanding shares of Bascom Hill BALANCED Fund, Inc., 274,747.791 voted in favor of the merger (59.2%), 9.2% in excess of the amount required to approve the merger.

Telephone Numbers

Shareholder Service
Washington, DC area: 703 528-6500
Toll-free nationwide: 1 888 670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 1 800 336-3063

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
	Investors Fund
	Balanced Fund
	Mid-Cap Growth Fund
	Worldwide Growth Fund

Mosaic Income Trust
	High Yield Fund
	Government Fund
	Mosaic Bond Fund

Mosaic Tax-Free Trust
	Arizona Fund
	Maryland Fund
	Missouri Fund
	Virginia Fund
	National Fund
	Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling the numbers above. Read it carefully before you invest or send money.

1655 Fort Myer Drive
Arlington Virginia 22209-3108
http://www.mosaicfunds.com

MOSAIC EQUITY TRUST
WORLDWIDE GROWTH FUND


Interim Report
June 30, 1997


Discussion of Second Quarter

For the three months ended June 30, 1997, the Mosaic Worldwide Growth Fund achieved a total return of 13.37%. This return placed the fund in the top 31% of all diversified emerging markets funds for the quarter, as measured by Morningstar, Inc. In addition, the fund's one-year return as of June 30 ranks in the top 30%. As the world's emerging markets continue their long-term recovery from the 1994-1995 bear market conditions, our value-based investment strategy continues to outperform.

This quarter's performance was driven by the strong performance of Latin American markets. The two countries in which the fund is most heavily weighted, Brazil and Mexico, saw their markets return 40.90% and 19.97% in the June quarter, respectively. The Brazilian market continues to reflect investor optimism with regard to the privatization of state-owned enterprises such as Telebras and Electrobras, while Mexican companies such as Grupo Alfa are experiencing rapid earnings growth from depressed levels in 1995 and 1996.

After a broad-based rally in the first half of the year, Latin American markets have recently experienced some volatility. Events such as a political crisis in Peru and concern about the overvaluation of the Brazilian currency have led recent market declines. While these events may cause some short-term setbacks, valuations throughout the region continue to look reasonable.

In contrast, the fund has had minimal exposure to the broad-based weakness in the Asian stock markets, which have vastly underperformed most of the world's stock markets over the last year. In June, markets throughout the region suffered as the Thai Baht was devalued by 20%. There is also a general sense of uncertainty over the future of Hong Kong, as the British returned the colony to the Chinese on July 1.

We are closely following events in Asia. For the first time in over four years, many of the region's blue chip stocks are trading at a discount to the S&P 500. In 1993's bull market, investors accorded stocks in countries such as Malaysia and Singapore premium valuations due to the region's secular growth prospects. Now that premiums have contracted significantly, the region may be poised for stronger relative performance. Currently, our biggest investments in the region are in the semiconductor industry; Samsung Electronics in South Korea and Sunright in Singapore continue to be two of our core holdings.

In other markets, we continue to see strong returns in Greece, where the market has soared due to declining interest rates and inflation, and strong economic growth. With the exception of the Russian stock market, the Greek market has been the best performing in Europe in 1997.

In closing, we thank you for your continued confidence in the Mosaic Worldwide Growth Fund. We will continue to strive to identify promising investment opportunities outside the U.S., to provide our investors with balanced exposure to some of the world's fastest growing economies.

1655 Ft. Myer Drive, Arlington, Virginia  22209 888-670-3600

Worldwide Growth Fund
Portfolio of Investments - June 30, 1997
(Unaudited)

                                                  Number of
                                   Country        Shares       Value
COMMON STOCKS: 74.7% of Net Assets

BANKING AND FINANCIAL SERVICES: 15.8%
Alpha Credit Bank                  Greece         1,333       $ 90,670
Banco Frances del Rio de la Plata
 S.A., ADR                         Argentina      1,725         56,062
Banco Industrial Colombiano, ADR   Columbia       2,200         39,600
Banco Latinoamerciano de
 Exportaciones, S.A.               Panama         1,500         64,688
*Bangkok Bank Company Ltd.         Thailand       5,800         30,353
Commerce Asset Holdings Berhad     Malaysia      14,000         36,886
*Grupo Financiero Banamex Accival
 S.A. de C.V., Series L            Mexico        11,247         27,086
Housing & Commercial Bank          South Korea    2,250         37,636
Komercni Banka A.S., GDR (144A)    Czech Republic 2,500         51,875
Shinhan Bank                       South Korea    1,150         14,297

BUILDING MATERIALS: 1.7%
Cemex, S.A. de C.V., Series B      Mexico        10,000         48,418

CONTAINERS: 1.4%
Sinocan Holdings Limited           Hong Kong/
                                   China         80,000         39,499

ELECTRIC UTILITIES: 2.0%
Empresa Nacional Electricidad
 S.A., ADR                         Chile          2,500         56,406

ELECTRONICS: 9.7%
Samsung Electronics Company        South Korea      828         65,974
Sunright Limited                   Singapore     80,000        145,455
Venture Manufacturing Ltd.         Singapore     20,000         65,175

ENGINEERING AND CONSTRUCTION: 0.9%
Inversiones y Representacion S.A.,
 Class B                           Argentina      5,576         24,423

FOOD PROCESSING: 5.0%
Tablex S.A. de C.V., Series 2      Mexico        20,059         63,229
Zaklady Przemyslu Cukierniczego
 Jutrzenka S.A.                    Poland         4,000         80,414

HOME APPLIANCES: 3.2%
Arcelik A.S.                       Turkey       628,500         84,664
Singer Thailand Public Company
 Limited                           Thailand       1,800          7,302

HOSPITAL MANAGEMENT AND SERVICES: 2.5%
Athens Medical Center S.A.         Greece         9,000         72,250

INVESTMENT COMPANY: 6.7%
Taiwan Fund, Inc.                  Taiwan         3,500         88,375
*The India Fund Inc.               India          3,000         28,688
*The Morgan Stanley India
  Investment Fund, Inc.            India          1,500         19,406
Turkish Investment Fund            Turkey         8,000         53,500

MANUFACTURING: 2.1%
Alfa, S.A. de C.V.                 Mexico         8,914         60,918

MULTI-INDUSTRY: 4.7%
*Desc, S.A. de C.V., ADR           Mexico         2,577         75,055
First Pacific Company Ltd.         Hong Kong/
                                   China         45,593         58,264

OIL AND GAS: 4.2%
Petronas Gas Berhad                Malaysia      14,000         51,030
YPF Sociedad Anonmia, ADR          Argentina      2,200         67,650

REAL ESTATE: 2.0%
O.Y.L. Industries Berhad           Malaysia       8,800         55,784

RUBBER PRODUCTS: 2.0%
Compania Goodyear del Peru         Peru          10,000         60,376

TELECOMMUNICATIONS: 9.1%
CPT Telefonica del Peru S.A.,
 B shares                          Peru          36,112         96,344
ECI Telecommunications Limited
 Designs                           Israel         2,500         74,375
Jasmine International Public
 Company Limted                    Thailand      10,000          9,736
*SPT Telekom A.S.                  Czech Republic   500         51,813
Telecom Argentina Stet-France
 Telecom S.A., ADR                 Argentina        500         26,250

TEXTILES: 1.7%
P.T. Indorama Synthetics           Indonesia     54,000         48,863

TOTAL COMMON STOCKS (Cost $1,844,728)                       $2,128,789

PREFERRED STOCKS: 16.6% of Net Assets

BANKING AND FINANCIAL SERVICES: 2.6%
Uniao de Bancos Brasileiros S.A.   Brazil     2,000,000         73,352

ELECTRONICS: 0.3%
Samsung Electronics Company        South Korea      240          9,087

MULTI-INDUSTRY: 1.4%
Randon Participacoes S.A.          Brazil    50,000,000         39,926

OIL AND GAS: 5.2%
Petroleo Brasileiro S.A.           Brazil       530,000        148,617

STEEL: 0.5%
Compania Siderurgica Paulista,
 Series B                          Brazil        25,000         13,928

TELECOMMUNICATION: 6.6%
Telecomunicacoes Brasileiras,
 S.A., ADR                         Brazil         1,250        189,687

TOTAL PREFERRED STOCKS (Cost $256,736)                     $   474,597

RIGHTS AND WARRANTS: 0.4% of Net Assets

BANKING AND FIANCIAL SERVICES: 0.4%
Alpha Credit Rights                Greece           266          7,461
Commerce Asset Holdings Rights     Malaysia       2,800            166
Commerce Asset Holdings Warrants   Malaysia       1,750          3,501

ELECTRONICS: 0.0%
Samsung Common Rights              South Korea       18            482

TOTAL RIGHTS AND WARRANTS (Cost $0)                       $     11,610

REPURCHASE AGREEMENT: 7.9% of Net Assets

With Donaldson, Lufkin & Jenrette Securities Corporation issued 6/30/97 at 5.75%, due 7/1/97, collateralized by $234,187 in United States
Treasury Notes due 8/31/00.  Proceeds at maturity are $225,035.94. (Cost
$225,000)                                                      225,000

TOTAL INVESTMENT (Cost $2,326,465)+                         $2,839,996

Notes to the Portfolio of Investments:

* Non-income producing
+ Aggregate cost for federal income tax purposes is $2,326,465 at June 30, 1997, and the net unrealized appreciation is $513,531 comprised of gross unrealized appreciation of $785,665 and gross unrealized depreciation of $272,134.
ADR American Depository Receipt
GDR Global Depository Receipt
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997 these securities amounted to $51,875 or less than 1% of net assets.

Worldwide Growth Fund
Statement of Assets and Liabilities
June 30, 1997 (Unaudited)

ASSETS
Investments, at cost                    $ 2,326,465
Investments, at value (Notes 1 and 2)
Investment securities                     2,614,996
Repurchase agreement                        225,000
Total investments                         2,839,996
Cash                                            585
Receivables
Dividends and interest                       10,974
Other Assets                                     34

Total assets                              2,851,589

LIABILITIES
Other liabilities                                 2
Total liabilities                                 2

NET ASSETS (Note 5)                     $ 2,851,587

CAPITAL SHARES OUTSTANDING                  229,341

NET ASSET VALUE PER SHARE                   $12.434

Worldwide Growth Fund
Statement of Operations
For the Three Months Ended June 30, 1997 (Unaudited)

INVESTMENT INCOME (Note 1)
Interest income                             $ 3,508
Dividend income(net of foreign taxes of $762)13,012
Total income                                 16,520

EXPENSES (Notes 3 and 4)
Investment advisory fee                       6,674
Transfer agent and administrative fees        2,664
Securities registration and blue sky fees     5,115
Auditing fees                                   357
Trustees' fees                                  750
Custodian fees                                2,952
Printing costs                                  546
Fidelity bond                                    32
Legal fees                                      225
Investment advisory fees waived              (3,337)
Total expenses                               15,978

NET INVESTMENT INCOME                           542

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                 (1)
Net realized loss on foreign currency
 transactions                                   (99)
Net unrealized appreciation of investments  338,298
Net unrealized depreciation on foreign
 currency transactions                          (83)

NET GAIN ON INVESTMENTS                     338,115

TOTAL INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                               $ 338,657

Worldwide Growth Fund
Statement of Changes in Net Assets

                                   For the Three Months   For the Year
                                   Ended June 30, 1997    Ended
                                   (Unaudited)            March 31, 1997
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

Net investment income                            $542     $2,895
Net realized gain (loss) on investments            (1)    60,864
Net realized loss on foreign currency transactions(99)    (6,455)
Net unrealized appreciation of investments    338,298    225,620
Net unrealized appreciation (depreciation) on
 foreign currency transactions                    (83)     3,044

Total increase in net assets resulting
 from operations                              338,657    285,968

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income                               0          0

CAPITAL SHARE TRANSACTIONS (Note 7)           (69,255)  (819,492)

TOTAL INCREASE(DECREASE) IN NET ASSETS        269,402   (533,524)

NET ASSETS
Beginning of Period                         2,582,185  3,115,709
End of Period                              $2,851,587 $2,582,185



Worldwide Growth Fund
Financial Highlights

Selected data for a share outstanding throughout each period:


                          Year ended March 31,
                               1997**     1997(4)   1996      1995      1994*
Net asset value beginning
  of period                    $10.968    $9.862    $ 8.501   $12.511   $10.000

Net investment income (loss)     0.002     0.012      0.044     0.022    (0.035)

Net realized and unrealized
  gains (losses) on securities   1.464     1.094      1.387    (2.491)    2.546

Total from investment
  operations                     1.466     1.106      1.431    (2.469)    2.511

Distributions from net
  investment income                --        --      (0.070)   (0.025)       --

Distributions from capital
  gains                            --        --         --     (1.516)       --

Total distributions                --        --      (0.070)   (1.541)       --

Net asset value end of
  period                       $12.434  $10.968       9.862    $8.501    12.511

Total return                    65.46%2  11.21%      16.88%   (22.20)%   26.19%2

Net assets at end of
  period (thousands)            2,852    2,582       3,116     3,319     3,526

Expenses to average net assets3 2.38%2   2.50%       2.38%     2.05%     1.81%2

Net income to average net
  assets                        0.08%2   0.10%       0.43%     0.21%    (0.48)%2

Portfolio turnover                 --     47%         78%       65%       83%

Average commission paid rate5      --   $0.0035

* For the period from April 16, 1993 (inception) to March 31, 1994.

2 Annualized.

3 Had the Advisor not waived advisory fees, the Fund's ratios of expenses and net investment loss to average net assets would have been 2.88% and (0.42)%, annualized, respectively, for the three months ended
June 30, 1997; 3.00% and (0.40)%, respectively, for the year ended March
31, 1997; 2.97% and (0.17)%, respectively, for the year ended March 31, 1996; and 3.05% and (0.79)%, respectively, for the year ended March 31, 1995. Had the Advisor not waived the advisory fee and deferred a portion of the operating expenses, the Fund's annualized ratios of expenses and net investment loss to average net assets would have been 4.24% and (2.92)%, respectively, for the period from inception to March 31, 1994.
Ratio of expenses to average net assets includes fees paid indirectly for the year ended March 31, 1996 and thereafter.

4 Effective July 31, 1996, the investment advisory services transferred to Bankers Finance Advisors, LLC from Bankers Finance Investment
Management Corp. (See Note 3).

5 Required disclosure for fiscal years beginning after September 1, 1995 pursuant to SEC regulations.

** For the three months ended June 30, 1997 (unaudited).

Worldwide Growth Fund
Notes to Financial Statements
June 30, 1997 (Unaudited)


1.  Summary of Significant Accounting Policies.  Mosaic Equity Trust
(the "Trust"), formerly known as GIT Equity Trust, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The
Trust offers shares in four separate funds which invest in differing securities. The Worldwide Growth Fund (the "Fund") invests primarily in foreign equity securities, emphasizing companies that are likely to benefit from the growth of the world's smaller and emerging capital markets. The Mid-Cap Growth, Investors and Equity Income Funds are managed independently from the Worldwide Growth Fund and issue separate semi-annual and annual financial reports to shareholders.

Fiscal year: Beginning April 1, 1997, the Trust's fiscal year will end on December 31. This Interim Report is the first of two financial statements the Trust will provide for the short fiscal year beginning
April 1, 1997 and ending December 31, 1997 and serves to adjust the Trust's financial reporting schedule. The Trust will not provide a six-month financial statement for the period ending September 30, 1997, but will provide an audited financial statement for the short fiscal year.

Securities Valuation: Securities traded on a securities exchange are valued at their closing sale price, if available, and if not available, such securities are valued at the mean between their bid and asked prices. Other securities, for which current market quotations are readily available, are valued at the mean between their bid and asked prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Trustees. Securities whose prices are quoted in foreign currency are normally translated into U.S. dollars based on exchange rates at 4 p.m., London, England time. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Repurchase agreements are valued at amortized cost, which approximates market value.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)market value of investment securities, assets and liabilities at the daily rates of exchange and

(ii)purchase and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gains or losses from foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains and losses from foreign currency transactions arise from changes in the value of assets and liabilities other than investments in securities at the end of the period, caused by changes in exchange rates.

Forward Foreign Currency Contracts: The Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk. Such contracts have been used solely to establish a rate of exchange for settlement of transactions. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily.
The change in market value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses are recognized when contracts settle.
Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counter parties to the contracts are unable to meet the terms of their contracts.

Investment Income: Interest and other income (if any) is accrued as earned. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Dividends: Substantially all of the Trust's accumulated net investment income, determined as gross investment income less accrued expenses, if any, is declared as a regular dividend and distributed to shareholders at calendar and fiscal year end. Capital gain distributions, if any, are declared and paid at calendar and fiscal year end. Additional distributions may be made if necessary.

Income Tax: In accordance with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, all of the taxable income of each portfolio is distributed to its shareholders, and therefore no federal income tax provision is required.
As of March 31, 1997 the Fund had available for federal income tax purposes unused capital loss carryovers of $539,162 expiring March
31, 2004.

Share Subscriptions: Shares purchased by check or otherwise not paid for in immediately available funds are accounted for as share subscriptions receivable and shares reserved for subscriptions.

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period.
Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the Trust's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates.  The
Investment Advisor to the Trust, Bankers Finance Advisors, LLC ("the
Advisor"), earns an advisory fee equal to 1.00% per annum of the average net assets of the Fund; the fee is accrued daily and paid monthly. The
Advisory Agreement between the Trust and the Advisor was approved at the special meeting of the Trust's shareholders on July 29, 1996. The
Advisor purchased the investment assets of Bankers Finance Investment
Management Corp. ("BFIMC"), the Trust's previous advisor, effective July
31, 1996.  For the three months ended June 30, 1997, the Advisor waived
$3,337 of such fee from the Fund.

The Advisor is responsible for the fees and expenses of trustees who are affiliated with the Advisor and certain promotional expenses. For the three months ended June 30, 1997, independent Trustees fees of $750 were paid by the Fund.

4. Other Expenses.  The Trust reimburses the Advisor under a Services
Agreement for all the Trust's direct expenses, namely fees for bluesky, SEC registration, custody, legal and accounting, printing, insurance and the independent trustees. All remaining support services are provided by the Advisor for a fee equal to 0.25% of average net assets of each particular Trust portfolio up to $10,000,000, which amount gradually declines when a portfolio's assets rise above $10,000,000 as follows:
$10,000,001 through $20,000,000, 0.22%; $20,000,001 through $50,000,000,
0.15%; and $50,000,001 through $100,000,000, 0.12%.  In addition, pursuant to the Services Agreement, the Fund pays an "activity fee" of 0.15% of average net assets to the Advisor. For the three months ended
June 30, 1997, a fee of $2,664 has been paid to the Advisor under the Services Agreement and direct expenses of $9,977 have been reimbursed to the Advisor under the Services Agreement.

5. Net Assets. At June 30, 1997, net assets include the following:

Net paid in capital on shares of beneficial interest     $2,876,866
Undistributed net investment gain                               542
Net undistributed realized loss                            (539,262)
Net unrealized appreciation of investments and foreign
   currency                                                 513,441

Total net assets                                         $2,851,587

6. Investment Transactions. Purchases and sales of securities other than short-term securities for the three months ended June 30, 1997 were $14 and $0, respectively.

7. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the periods presented were as follows:

                                    Three months
                                    ended             Year ended
                                    June 30, 1997     March 31, 1997
In Dollars
Shares sold                         $ 147,321         $  561,455
Shares issued in reinvestment of
  dividends                                --                 --
Total shares issued                   147,321            561,455
Shares redeemed                      (216,576)        (1,380,947)
Net decrease                        $ (69,255)      $   (819,492)

In Shares
Shares sold                            12,683             52,876
Shares issued in reinvestment of
  dividends                                --                 --
Total shares issued                    12,683             52,876
Shares redeemed                       (18,770)          (133,392)
Net decrease                           (6,087)           (80,516)

